Accrued Liabilities and Other Payables (Details Textual)	12 Months Ended
Dec. 31, 2019
Accrued Liabilities and Other Payables (Textual)
Loan description	Other loans primarily consist of loans from third parties for working capital purposes, which are unsecured, interest-free and payable on various date from November 15, 2020 to December 31, 2020.
Subscription Agreement	On November 13, 2019, the Company entered into a Share Subscription Agreement with Geely Technology Group Co., Ltd. to issue 21,794,872 preferred shares at a purchase price of $1.95 per share for an aggregate purchase price of $42,500,000. Per the terms of the agreement and in accordance with ASC Topic 480-10, the Company recognized $32,910,257 as loan. The Company received $21,743,857 as of December 31, 2019 and the remaining amount was received in January, 2020.